Exhibit (c)(4)

Presentation to the Special Committee of the Board of Directors Regarding the Proposed Transaction Jefferies & Company, Inc. Member SIPC September 2010 / Confidential

Disclaimer The following pages contain material provided to the Special Committee of the Board of Directors (the "Special Committee”) of Internet Brands (“Isis” or the “Company”) by Jefferies & Company, Inc. (“Jefferies”). These materials were prepared on a confidential basis in connection with an oral presentation to the Special Committee and not with a view toward complying with the disclosure standards under state or federal securities laws. These materials are solely for use of the Special Committee and may not be used for any other purpose without Jefferies’ written consent. The information contained in this presentation was based solely on publicly available information or information furnished to Jefferies. Jefferies has relied, without independent investigation or verification, on the accuracy, completeness and fair presentation of all such information and the conclusions contained herein are conditioned upon such information (whether written or oral) being accurate, complete and fairly presented in all respects, and Jefferies makes no representation or warranty in respect of the accuracy, completeness or fair presentation of such information. Jefferies does not provide accounting, tax, legal or regulatory advice. In addition, Jefferies and the Company mutually agree that, subject to applicable law, the Company (and its employees, representatives and other agents) may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, and all Project ISIS September 2010 / materials of any kind (including tax opinions an other tax analyses) related thereto, without Jefferies imposing any limitation of any kind. i

Executive Summary Project ISIS September 2010 / 1

Valuation At Various Prices ($Millions) Transaction Premium Metrics 20.0% 25.0% 30.0% 35.0% 38.5% 40.0% 45.0% 50.0% Share Price on 9/13/10(1) $9.64 11.57 $ 12.05 $ 12.53 $ 13.01 $ 13.35 $ 13.50 $ 13.98 $ 14.46 $ Fully Diluted Shares Outstanding(2) 47.8 47.8 47.8 47.9 47.9 47.9 47.9 47.9 Equity Value 552.7 $ 576.1 $ 599.5 $ 622.8 $ 639.1 $ 646.2 $ 669.6 $ 693.0 $ Less: Net Cash (3) (58.4) (58.4) (58.4) (58.4) (58.4) (58.4) (58.4) (58.4) Enterprise Value 494.3 $ 517.7 $ 541.1 $ 564.4 $ 580.7 $ 587.8 $ 611.2 $ 634.6 $ Implied Premium To: (4) 1 Month Average (%) 10.37 $ 11.5% 16.2% 20.8% 25.4% 28.7% 30.1% 34.7% 39.4% 3 Month Average (%) 10.48 $ 10.4% 15.0% 19.6% 24.2% 27.4% 28.8% 33.4% 38.0% 6 Month Average (%) 10.40 $ 11.2% 15.9% 20.5% 25.1% 28.4% 29.8% 34.4% 39.0% 1 Year Average (%) 9.14 $ 26.6% 31.9% 37.1% 42.4% 46.1% 47.7% 53.0% 58.2% Implied Multiples Project ISIS September 2010 / (1) Market data as of 9/13/2010. (2) Based on common shares outstanding as provided by Management on September 1, 2010. Assumes exercise of options consistent with the treasury method. (3) Balance sheet as of 6/30/2010. (4) Implied premium to average trading prices represent stated time period prior to market date. One month assumes 20 trading days. LTM Revenue (x) 4.6x 4.8x 5.0x 5.3x 5.4x 5.5x 5.7x 5.9x LTM EBITDA (x) 11.1x 11.6x 12.1x 12.6x 13.0x 13.2x 13.7x 14.2x 2010E Revenue (x) 4.3x 4.5x 4.7x 4.9x 5.0x 5.1x 5.3x 5.5x 2010E EBITDA (x) 10.4x 10.9x 11.4x 11.9x 12.3x 12.4x 12.9x 13.4x 2011E Revenue (x) 3.6x 3.8x 4.0x 4.1x 4.2x 4.3x 4.5x 4.6x 2011E EBITDA (x) 8.5x 8.9x 9.3x 9.7x 10.0x 10.2x 10.6x 11.0x Median of Select Public Company Comparables Multiple 2010E EBITDA (x) 8.1x 2011E EBITDA (x) 7.3x 2

$5.79 $11.51 $8.02 $6.46 $5.59 $10.33 $9.68 $6.44 $7.30 $8.02 $13.36 $10.24 $7.95 $6.79 $12.72 $11.64 $7.85 $8.49 Valuation Summary Comparable Company Analysis Implied Isis Equity Price Per Share Methodology (1) Relevant Metrics ($ Millions, except per share figures) Transaction Comparables 2.5x - 3.0x Multiple of CY2010E Revenue of $115.1M 1.8x - 2.3x Multiple of CY2011E Revenue of $136.7M 8.5x - 10.5x Multiple of CY2010E EBITDA of $47.4M 7.5x - 9.5x Multiple of CY2011E EBITDA of $57.9M CY 2011 EBITDA CY 2010 EBITDA CY 2011 P / E CY 2010 P / E 11.0x - 13.0x Multiple of TTM EBITDA of $44.7M TTM TEV / EBITDA TTM TEV / Revenue Select Digital Media Transactions (2) Selected Financial Sponsor Transactions(3) 3.0x – 4.0x Multiple of TTM Revenue of $107.5M CY 2011 Revenue CY 2010 Revenue 14.0x - 17.0x Multiple of CY2010E EPS of $0.40M 13.0x - 16.0x Multiple of CY2011E EPS of $0.50M $13.35 Price Per Share Project ISIS September 2010 / $8.95 $11.17 $10.79 $12.50 $11.72 $8.74 $11.51 $14.81 $14.03 $14.99 $13.25 $10.59 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 Note: Trailing Twelve Months (“TTM”) for the period ending June 30, 2010 defined as the last twelve months of financial performance. (1) Valuation figures based on market close as of 9/13/2010. Management estimates through 2015E. (2) Transaction Comparables include selected digital media transactions announced since June 30, 2008. (3) Transaction Comparables include select software & digital media transactions by financial sponsors announced since January 1, 2009. (4) Premiums Paid comparables include selected public technology transactions announced since January 1, 2008 with Equity Consideration between $500 million and $1 billion. (5) Implied equity price per share applies 25th – 75th range of premiums to the one and twenty day prior prices. (6) WACC derived from beta range of public comparable companies, calculated WACC of 12.09% sensitized for a range of 12.1% - 15.0%. TTM TEV / EBITDA Premiums Paid Analysis (4) 1 Day Prior to Announcement 20 Days Prior to Announcement Discounted Cash Flow 18.0% – 22.0% Target IRR; 7.5x – 9.5x TTM EBITDA Multiple for Exit 21.7% - 46.0% 20 Days Share Price Premium to $10.27(5) Leveraged Buyout Analysis Leveraged Buyout Analysis 21.6% - 37.4% One Day Share Price Premium to $9.64(5) DCF Analysis 7.5x – 9.5x TTM EBITDA Multiple for Terminal Value; 12.1% – 15.0% Discount Rate(6) TTM TEV / Revenue 2.0x - 3.0x Multiple of TTM Revenue of $107.5M 8.0x - 10.0x Multiple of TTM EBITDA of $44.7M Present Value of Future Share Price PV of Future Share Price Analysis 7.5x – 9.5x Forward EBITDA Multiple; 12.1% – 15.0% Discount Rate(6) 3

CY2011E Revenue Multiples 3.9x 2.9x 2.7x 2.2x 1.4x 1.4x 1.3x 1.3x 1.2x 1.0x GOOG ISIS TZOO YHOO TTGT QNST JEF Internet Index ANSW KNOT AOL CY2011E Revenue Growth 18.8% 15.4% 12.1% 12.1% 8.2% 8.1% 7.3% 3.6% (1.3)% (14.3)% ISIS GOOG TTGT JEF Internet Index TZOO KNOT QNST YHOO ANSW AOL CY2010E Revenue Growth 19.7% 15.9% 15.3% 14.6% 12.1% 11.1% 7.0% 2.1% (2.2)% GOOG TZOO ISIS QNST JEF Internet Index TTGT KNOT YHOO ANSW AOL CY2010E Revenue Multiples Comparable Company Analysis ($Millions) Operating Metrics Valuation Metrics Median(1) = 7.7% 4.5x 3.5x 2.9x 2.3x 1.6x 1.5x 1.5x 1.3x 1.2x 0.9x GOOG ISIS TZOO YHOO JEF Internet Index TTGT QNST KNOT ANSW AOL Median(1) = 1.4x Median(1) = 9.0% Median(1) = 1.5x (26.7)% Project ISIS September 2010 / CY2011E EBITDA Multiples 15.8x 11.0x 8.4x 8.1x 7.6x 6.9x 6.4x 5.9x 4.7x 4.0x TZOO KNOT GOOG YHOO JEF Internet Index ISIS QNST TTGT ANSW AOL CY2010E EBITDA Multiples 15.6x 11.7x 10.0x 9.5x 8.8x 8.5x 7.4x 6.9x 4.5x 2.9x TZOO KNOT GOOG JEF Internet Index YHOO ISIS TTGT QNST ANSW AOL CY2010E EBITDA Margin CY2011E EBITDA Margin 45.2% 41.2% 30.6% 27.4% 25.6% 21.3% 20.9% 20.6% 19.1% 11.0% GOOG ISIS AOL ANSW YHOO QNST TTGT JEF Internet Index TZOO KNOT 46.6% 42.4% 26.9% 26.8% 25.7% 23.3% 21.4% 20.9% 17.4% 10.8% GOOG ISIS ANSW YHOO AOL TTGT QNST JEF Internet Index TZOO KNOT Median(1) = 23.5% Median(1) = 24.5% Note: As of 9/13/2010. Isis preliminary projections from Isis management and include acquisitions. Comparable projections from selected analyst reports. EBITDA and EPS estimates adjusted for stock-based comp. and non-recurring items. Trailing Twelve Months (“TTM”) for the period ending June 30, 2010 defined as the last twelve months of financial performance. (1) Median does not include Isis or Jefferies Internet Index. Jefferies Internet Index is comprised of a set of 53 publicly-traded companies in the digital media / internet market sector. Median(1) = 8.1x Median(1) = 7.3x 4

Isis Recent Trading History Project ISIS September 2010 / 5

$10.00 $15.00 2,000 2,500 3,000 Share Price Daily Volume (Thousands) Summary Observations Isis completed an Initial Public Offering at $8.00 per share on November 16, 2007 Isis’s stock price rose approximately 146% from trough to peak; historical stock price high is $11.22 (May 17, 2010) Isis Historical Stock Price Performance (1) Historical Daily Closing Share Price and Volume Performance From November 16, 2007 (IPO Date) to September 13, 2010 Current Share Price: $9.64 Historical Median: $7.22 Historical Average: $7.49 Historical High: $11.22 Historical Low: $4.57 9 Project ISIS September 2010 / $0.00 $5.00 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 0 500 1,000 1,500 8 7/29/2010: Reports Q2 EPS of $0.10, $0.03 better than the analyst estimate of $0.07 9 7/30/2009: Exceeds Q2 consensus EPS of $0.05 7 4/29/2009: Reports Q1 EPS of $0.05, $0.01 better than the analyst estimate of $0.04 6 5/7/2008: Joseph Rosenblum named CTO 3 1 11/16/2007: Announces the pricing of its initial public offering of common stock at $8.00 per share on the NASDAQ 4 8/6/2008: Expands Shopping and Careers verticals through the acquisition of 12 new websites 12/21/2007: Added to the Russell 2000 and 3000 Indices 2 8/29/2008: Scott Friedman named CFO 5 6 2 3 1 4 5 8 7 (1) Source: Capital IQ, Company public filings and press releases. 2/18/2010: Isis grows health and home verticals with seven acquisitions 6

LTM VWAP Analysis 0.9% 15.8% 27.9% 7.9% 9.3% 29.3% 8.8% 0.0% 0.9% 16.7% 44.6% 52.5% 61.9% 91.2% 100.0% 100.0% 0% 20% 40% 60% 80% 100% 120% 0% 5% 10% 15% 20% 25% 30% 35% $6.25 - $7.00 $7.00 - $7.75 $7.75 - $8.50 $8.50 - $9.25 $9.25 - $10.00 $10.00 - $10.75 $10.75 - $11.50 $11.50 + Cumulative Volume at Price (%) Volume at Price (%) Trading Range Cumulative VAP Market Snapshot Current $ 9.64 1-Year VWAP $ 9.11 20-Day VWAP $ 10.24 52-Week High Close $ 11.22 52-Week Low Close $ 6.91 ADTV 124.2 Market Perspective Stock’s 50-day moving average is well above its 200-day moving average Isis Market Activity & LTM Trading Summary Project ISIS September 2010 / Price / Volume Current share price reflects higher end of trading band over past 12 months Shares currently trading above LTM VWAP and at approximately the 50-day moving average of $10.49 Source: Capital IQ. 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 9/13/09 11/13/09 1/13/10 3/13/10 5/13/10 7/13/10 9/13/10 Volume Price 50 Day Average 200 Day Average Price Daily Volume 7

Isis Relative Trading Performance (September 13, 2009 – September 13, 2010) Index Performance (1) Isis 26.8% JEF Internet Index (2) 15.9% NASDAQ 9.3% Select Public Company Index (3) (1.8%) 140% 160% 180% Isis Compared With Broader Indices Project ISIS September 2010 / (1) Source: Capital IQ. (2) Jefferies Internet Index is comprised of a set of 53 publicly-traded companies in the digital media / internet market sector. (3) Selected Public Company Comparables Index includes GOOG, AOL, ANSW, YHOO, TZOO, TTGT, QNST, and KNOT. 60% 80% 100% 120% 9/13/2009 11/2/2009 12/22/2009 2/10/2010 4/1/2010 5/21/2010 7/10/2010 8/29/2010 ISIS NASDAQ Selected Comparables Index JEF Internet Index 8

Current Shareholder Base (1) Shareholder Base Analysis Idealab Holdings 63.8% Robert Brisco 3.5% Capital World Investors 3.2% Dimensional Fund 2.2% Redpoint Ventures 2.0% Other 21.1% Investor Voting Breakdown Investor Name (Class A Shares) (Class B Shares) Voting Idealab Holdings LLC 5,766,797 3,025,000 66,266,797 Polaris Venture Partners 4,474,799 4,474,799 Robert N Brisco 3,597,135 3,597,135 Capital World Investors 3,272,895 3,272,895 Dimensional Fund 2,254,319 2,254,319 Redpoint Ventures 2,072,379 2,072,379 Battery Ventures 1,703,584 1,703,584 BlackRock Global Investors 1,332,887 1,332,887 Capital Research Global Investors 1,271,308 1,271,308 Special Situations Funds 1,194,041 1,194,041 RS Investment Management 1,176,052 1,176,052 Saints Capital 1,146,676 1,146,676 Vanguard Group 1,113,533 1,113,533 Northern Trust Investments 693,745 693,745 Holdings (2) Project ISIS September 2010 / (1) Source: Management data as of September 1, 2010. (2) 20:1 voting on class B shares. Polaris Venture Partners 4.3% Idealab Holdings 63.8% Management 4.6% Non-Management Affilities 0.3% Other 31.2% Insider vs. Non-Insider Voting Breakdown Shannon River Partners 654,633 654,633 AP Capital Holdings II Llc 650,000 650,000 Century Capital Management 642,386 642,386 State Street Global Advisors 602,592 602,592 Pyramis Global Advisors 529,129 529,129 Crosslink Capital 491,800 491,800 Other Investors Under 490,000 Shares 6,480,958 6,480,958 Unidentified Street Class A Shares 2,180,580 2,180,580 Total 43,302,228 3,025,000 103,802,228 9

Valuation Analysis Project ISIS September 2010 / 10

Isis Valuation Analysis Jefferies’ approach to valuing the Company utilizes several methodologies, including: Public Company Comparables Analysis, a method of valuing an entity relative to publicly–traded companies with similar products or services, similar operating or financial characteristics, or similar customers or markets Jefferies reviewed eight public company comparables including selected internet & digital media companies with operating profiles similar to that of Isis Transaction Comparables Analysis, a method of valuing an entity relative to recent merger and acquisition (“M&A”) transactions involving companies having similar products or services, similar operating or financial characteristics, or similar customers or markets Jefferies reviewed two sets of transaction comparables including twelve selected software & digital media transactions by financial sponsors announced since January 1, 2009 and twelve selected digital media transactions announced since June 30, 2008 Premiums Paid Analysis, a method of valuing an entity by analyzing the premiums paid in selected M&A transactions with public sellers Jefferies reviewed a set of twelve selected public technology transactions with equity consideration between $500 million and $1 billion at announcement since January 1, 2008 Discounted Future Share Price, a method of valuing potential future share price based on Company projections Project ISIS September 2010 / and constant multiples discounted at the Company’s WACC Jefferies reviewed the share prices based on 2011 EBITDA multiples using 2013E Company figures Discounted Cash Flow Analysis, a method of valuing an entity relative to the present value of future cash flows subject to the Company’s Weighted Average Cost of Capital (“WACC”) A sensitivity table displays implied per share value based on a range of terminal growth rates and discount rates Leveraged Buyout Analysis, a method of valuing an entity for a "financial buyer", based on the forecasted financial performance of the business and a fixed range of acceptable returns A sensitivity table displays sponsor returns at various entry and exit multiples Jefferies did not attribute any particular weight to any analysis, methodology or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor; accordingly, Jefferies' analyses must be considered as a whole. Considering any portion of the analyses or the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusions expressed herein Note: Due to availability of data, date ranges or transaction thresholds may vary between sets. 11

Isis Historical and Projected Income Statement Consolidated Income Statement: FY ending December 31 ($ Millions) CY2009A CY2010E CY2011P CY2012P CY2013P CY2014P CY2015P 2011-2015 Consolidated Income Statement CAGR Consumer Internet 66.2 $ 79.3 $ 97.7 $ 117.3 $ 137.3 $ 157.7 $ 179.1 $ 16.4% Licensing 33.6 35.7 39.0 41.6 44.4 47.6 51.1 7.0% Total Revenue 99.8 $ 115.1 $ 136.7 $ 158.9 $ 181.7 $ 205.3 $ 230.1 $ 13.9% % Growth 15.3% 18.8% 16.3% 14.3% 13.0% 12.1% Cost of Revenue 18.8 20.7 22.6 23.9 25.1 26.4 27.7 Gross Profit 81.0 $ 94.3 $ 114.0 $ 135.0 $ 156.5 $ 178.9 $ 202.4 $ 15.4% Gross Margin 81.2% 82.0% 83.4% 85.0% 86.2% 87.1% 88.0% Operating Expenses 60.7 70.1 80.0 89.0 100.6 112.8 125.8 Operating Income 20.2 $ 24.2 $ 34.1 $ 46.1 $ 56.0 $ 66.1 $ 76.6 $ 22.5% Operating Margin 20.3% 21.1% 24.9% 29.0% 30.8% 32.2% 33.3% Project ISIS September 2010 / Source: Financial projections provided by Isis Management. Historical information from public company filings. (1) Assumed Company guided tax rate of 40.5%. (2) EBITDA adjusted for stock based compensation expense. (3) Free Cash Flow (FCF) defined as EBITDA less capital expenditures. Other Income / (Expense) (0.3) 2.8 0.3 0.3 0.3 0.4 0.4 Pre-Tax Income 19.9 27.1 34.3 46.4 56.3 66.5 77.0 Taxes (1) 7.5 11.0 13.9 18.8 22.8 26.9 31.2 Net Income 12.4 $ 16.1 $ 20.4 $ 27.6 $ 33.5 $ 39.6 $ 45.8 $ 22.4% Net Margin 12.4% 14.0% 15.0% 17.4% 18.4% 19.3% 19.9% Adjusted EBITDA(2) 40.1 $ 47.4 $ 57.9 $ 69.9 $ 81.6 $ 92.8 $ 104.6 $ 15.9% Adjusted EBITDA Margin 40.2% 41.2% 42.4% 44.0% 44.9% 45.2% 45.4% Capital Expenditures 34.1 $ 13.4 $ 15.0 $ 16.6 $ 18.1 $ 19.6 $ 21.2 $ Free Cash Flow (3) 6.0 $ 34.0 $ 42.9 $ 53.3 $ 63.5 $ 73.1 $ 83.4 $ 18.1% Future Acquisitions - 30.0 30.0 30.0 30.0 30.0 30.0 Free Cash Flow After Acquisitions 6.0 $ 4.0 $ 12.9 $ 23.3 $ 33.5 $ 43.1 $ 53.4 $ 42.7% 12

Management Long-term Plan Vs. Street Research(1) ($ Millions, except per share figures) Date Source of Projections(1) Stock Price 9/13/10 Opinion 12 Mo. Target Rev. Estimates EPS Estimates FY2010 FY2011 FY2010 FY2011 7/30/2010 Canaccord Genuity $9.64 Buy $12.50 $114 $124 $0.32 $0.36 7/30/2010 Gleacher & Company Buy $14.00 $114 $125 $0.32 $0.36 8/2/2010 Imperial Capital Outperform NA $115 $131 $0.39 $0.48 7/30/2010 Jefferies & Company Buy $12.00 $115 $136 $0.31 $0.44 Project ISIS September 2010 / (1) Source: Select analyst research. (2) Figures shown from management estimates and historical company filings. (3) EPS estimates adjusted for stock based compensation expense. 7/30/2010 Needham & Company Buy $12.00 $115 $128 $0.43 $0.45 Median $115 $128 $0.32 $0.44 Management(2) NA NA $115 $137 $0.34 $0.43 Management, Adjusted(2,3) NA NA $115 $137 $0.40 $0.50 13

Present Value of Future Share Price Isis Has the Potential for Future Share Price Appreciation ($ Millions, except per share figures) Implied Price Per Share, Based on EBITDA Metric 7.5x 8.0x 8.5x 9.0x 9.5x 12.09% 11.43 12.08 12.73 13.38 14.03 13.00% 11.23 11.86 12.50 13.13 13.77 14.00% 11.00 11.63 12.25 12.87 13.50 15.00% 10.79 11.40 12.01 12.62 13.23 WACC(6) Key Assumptions (1) Discount Rate 13.0% Current Net Cash (2) $58.4 2011 Cash Flow Generation $15.9 2012 Cash Flow Generation $23.8 2012 Cash Position $98.1 2011 Multiple (x) Implied Future Share Price Discounted Future Share Price (5,6) Applicable Isis Project ISIS September 2010 / (1) Reflects management projections. (2) Balance sheet as of 6/30/2010 includes capital lease obligations of $0.3 million. (3) FY2013 Isis figures as provided by Management. (4) Multiple ranges based on metrics provided on page 3. (5) Implied Fully Diluted Share Count calculated using treasury method. (6) Implied Future Share Prices were discounted using the WACC derived from beta range of public comparable companies. WACC derived from beta range of public comparable companies, calculated WACC of 12.09% sensitized for a range of 12.09% - 15.0%. Metric Multiple Ranges(4) Multiple Ranges(4) Multiple Ranges(4) Revenue $181.68 1.80x 2.30x $8.98 $10.86 $6.78 $8.20 EBITDA $81.62 7.50x 9.50x $14.87 $18.24 $11.23 $13.77 Adjusted EPS $1.31 13.00x 16.00x $16.98 $20.90 $12.82 $15.78 Figure (3) 14

Discounted Cash Flow Analysis ($ Millions, except per share figures) Fiscal Year End, 2011P 2012P 2013P 2014P 2015P Revenues $136.7 $158.9 $181.7 $205.3 $230.1 Revenue Growth 18.8% 16.3% 14.3% 13.0% 12.1% EBITDA $57.9 $69.9 $81.6 $92.8 $104.6 EBITDA Margin 42.4% 44.0% 44.9% 45.2% 45.4% EBITDA Growth 20.8% 16.7% 13.7% 12.7% Less: D&A (18.3) (17.9) (19.6) (20.6) (22.0) EBIT 39.6 52.1 62.0 72.1 82.6 Tax Rate 0.0% 0.0% 0.0% 40.5% 40.5% Less: Taxes (5) 0.0 0.0 0.0 (29.2) (33.5) After-Tax EBIT 39.6 52.1 62.0 42.9 49.2 Plus: D&A 18.3 17.9 19.6 20.6 22.0 Less: CapEx (45.0) (46.6) (48.1) (49.6) (51.2) Less: NWC 3.0 0.5 0.5 0.8 0.8 Unlevered Free Cash Flow $15.9 $23.8 $34.1 $14.7 $20.7 Net Present Value Calculation Discount Rate (WACC) (1) 13.0% Terminal EBITDA Multiple 8.5x Terminal Tax Rate 40.5% Implied Terminal Growth Rate 10.4% of Discounted Unlevered FCF $85.6 Discounted Terminal Value 482.5 Total Entity Value $568.1 Less Debt 0.0 Plus Cash 60.7 Total Equity Value $628.8 Fully Diluted Shares Outstanding (3) 47.9 Implied Price Per Share $13.14 (2) (2) Project ISIS September 2010 / Source: Figures shown from Isis management estimates and historical company filings; EBITDA and EBIT adjusted for stock based compensation expense. (1) WACC derived from beta range of public comparable companies, calculated WACC of 12.09% sensitized for a range of 12.09% - 15.0%. (2) Management projected 12/31/2010 balance sheet. (3) Fully Diluted Shares Outstanding calculated using treasury method (4) Discounted to transaction close of 12/31/2010. (5) Assumes use of approximately $150 million of existing NOL’s. Discounted Unlevered Free Cash Flow $14.9 $21.1 $26.7 $10.2 $12.7 Implied Terminal Value $889.0 WACC 13.0% of Discounted Unlevered FCF $85.6 Terminal EBITDA Multiple 8.5x Discounted Terminal Value(4) 482.5 Total Enterprise Value $568.1 Implied Equity Value 7.5x 8.5x 9.5x 12.09% 590.9 650.0 709.1 13.00% 572.0 628.8 685.5 14.00% 552.2 606.6 660.9 15.00% 533.5 585.5 637.5 WACC Implied Price Per Share 7.5x 8.5x 9.5x 12.09% 12.35 13.57 14.81 13.00% 11.97 13.14 14.31 14.00% 11.56 12.68 13.80 15.00% 11.17 12.24 13.31 WACC 15

Representative Sources & Uses of Funds (5) Preliminary Valuation Analysis ($Millions) Representative Leveraged Buyout Analysis Transaction Overview and Assumptions Assumes: Transaction close on 12/31/2010 $5.0 million minimum cash balance 15% management options $10.2 million in transaction fees and expenses Target IRR of 18.0% - 22.0% Proposed financing structure: $35 million Revolving Credit Facility $155 million of L + 525 Senior Secured Term Loan with a 1.5% floor Sources of Funds Excess Cash(1) $55.7 Senior Secured Term Loan 155.0 Sponsor Equity 308.8 Total Sources of Funds: $519.5 Uses of Funds Equity Purchase Price(2) $509.3 Transaction Fees & Expenses(3) 10.2 Project ISIS September 2010 / Source: Management estimates. (1) Excess cash balance assumes $60.7 million on balance sheet date of 12/31/2010 less $5.0 million minimum cash balance. (2) Purchase price calculated as $10.68 price per share multiplied by the number of fully diluted shares outstanding at the offer price. (3) Assumes $10.2 million in Sponsor, Isis and financing transaction fees and expenses. (4) Represents premium to the stock price of $9.64 on 9/13/2010. (5) Representative sources & uses at a $10.68 purchase price, implied IRR of 18.0% at 8.5x exit multiple. 2015E EBITDA of $104.6M Returns to Financial Sponsor Analysis 2010E Offer Implied Transaction Price Premium Multiple 2015E Exit Multiple (x) 2015E Exit Multiple (x) ($) (%) (4) (x) 7.50x 8.00x 8.50x 9.00x 9.50x 7.50x 8.00x 8.50x 9.00x 9.50x $8.95 (7.2%) 7.2x 22.0% 23.8% 25.4% 27.0% 28.5% 2.7x 2.9x 3.1x 3.3x 3.5x $9.80 1.7% 8.1x 18.2% 19.8% 21.4% 22.9% 24.3% 2.3x 2.5x 2.6x 2.8x 3.0x $10.68 10.8% 8.9x 14.9% 16.5% 18.0% 19.5% 20.8% 2.0x 2.1x 2.3x 2.4x 2.6x $11.51 19.4% 10.3x 12.3% 13.8% 15.3% 16.7% 18.0% 1.8x 1.9x 2.0x 2.2x 2.3x 2010 - 2015P IRR Returns (%) 2010 - 2015P Cash-On-Cash Returns (x) Total Sources of Funds: $519.5 16

Appendix Project ISIS September 2010 / 17

Comparable Company Analysis Operating Metrics ($ Millions) Revenue '10-'11 Rev. Gross Margin EBITDA Margin Net Margin Company (1)(2) TTM CY2010 CY2011 Growth TTM CY2010 CY2011 TTM CY2010 CY2011 TTM CY2010 CY2011 Google Inc. $26,214 $28,315 $32,672 15.4% 63.3% 64.0% 63.5% 45.8% 45.2% 46.6% 32.6% 32.1% 33.2% Yahoo! Inc. $6,506 $6,595 $6,830 3.6% 56.3% 57.2% 57.2% 22.8% 25.6% 26.8% 15.4% 18.0% 18.2% AOL, Inc. $2,850 $2,388 $2,047 (14.3%) 42.0% 55.5% 52.9% 37.9% 30.6% 25.7% 15.6% 12.3% 8.9% QuinStreet, Inc. $335 $384 $412 7.3% 29.0% 27.7% 27.5% 21.3% 21.3% 21.4% 11.9% 12.0% 12.3% Travelzoo Inc. $104 $109 $118 8.2% 94.0% 94.1% 94.0% 18.8% 18.7% 17.0% 8.6% 8.7% 9.3% The Knot, Inc. $111 $114 $123 8.1% 78.9% 78.6% 77.8% 15.3% 11.0% 10.8% 11.2% 4.7% 5.2% TechTarget, Inc. $92 $96 $108 12.1% 75.1% 75.9% 75.4% 18.7% 20.9% 23.3% 10.5% 11.2% 12.6% Answers Corporation $22 $20 $20 (1.3%) 79.9% 78.9% 79.2% 33.6% 27.4% 26.9% 25.0% 33.2% 17.6% 75th Percentile $3,764 $3,439 $3,243 9.2% 79.2% 78.7% 78.2% 34.7% 28.2% 26.8% 18.0% 21.5% 17.8% Project ISIS September 2010 / Note: Trailing Twelve Months (“TTM”) for the period ending June 30, 2010 defined as the last twelve months of financial performance. (1) Projected financials from selected analyst reports. Trailing Twelve Months (TTM) represents the twelve months ending June 30, 2010. (2) Not Available (NA) when relevant or projected figure is not publicly available. (3) Figures shown represent Management’s estimates. Median $223 $249 $267 7.7% 69.2% 69.9% 69.5% 22.0% 23.5% 24.5% 13.7% 12.2% 12.4% 25th Percentile $101 $106 $115 2.3% 52.8% 56.8% 56.1% 18.8% 20.3% 20.3% 11.0% 10.6% 9.2% Isis(3) $107 $115 $137 18.8% 81.7% 82.0% 83.4% 41.6% 41.2% 42.4% 16.6% 16.6% 17.3% 18

Comparable Company Analysis Valuation Metrics ($ Millions, except per share figures) TEV / Revenue TEV / EBITDA P / E Company (1)(2) EMC Net Cash TEV(4) TTM CY2010 CY2011 TTM CY2010 CY2011 TTM CY2010 CY2011 Google Inc. 76.6% $158,199 $30,436 $127,763 4.9x 4.5x 3.9x 10.6x 10.0x 8.4x 18.1x 17.2x 15.1x Yahoo! Inc. 71.8% $18,512 $3,629 $14,884 2.3x 2.3x 2.2x 10.1x 8.8x 8.1x 19.4x 16.2x 13.7x AOL, Inc. 77.9% $2,442 $323 $2,119 0.7x 0.9x 1.0x 2.0x 2.9x 4.0x 5.5x 9.8x 13.6x QuinStreet, Inc. 71.3% $625 $62 $563 1.7x 1.5x 1.4x 7.9x 6.9x 6.4x NM NM 12.8x Travelzoo Inc. 95.2% $350 $32 $317 3.1x 2.9x 2.7x 16.2x 15.6x 15.8x 39.0x 36.4x 32.5x The Knot, Inc. 63.8% $271 $124 $147 1.3x 1.3x 1.2x 8.6x 11.7x 11.0x 19.9x NM NM TechTarget, Inc. 72.5% $225 $78 $148 1.6x 1.5x 1.4x 8.5x 7.4x 5.9x 21.6x 20.8x 16.8x Answers Corporation 52.3% $47 $22 $25 1.2x 1.2x 1.3x 3.4x 4.5x 4.7x 8.9x 9.7x 18.9x 75th Percentile $6,460 $1,149 $5,311 2.5x 2.4x 2.3x 10.2x 10.4x 9.1x 20.8x 19.9x 17.9x % of 52 Week High Project ISIS September 2010 / Note: Trailing Twelve Months (“TTM”) for the period ending June 30, 2010 defined as the last twelve months of financial performance. (1) Valuation information calculated using the closing price on 9/13/2010. Projected financials from selected analyst reports. Trailing Twelve Months (TTM) represents the twelve months ending June 30, 2010. (2) Not Available (NA) when relevant or projected figure is not publicly available; NM is not meaningful (NM). (3) Figures shown represent Management’s estimates. (4) Total Enterprise Value (TEV) defined as equity market capitalization plus debt less cash and cash equivalents. Median $487 $101 $440 1.6x 1.5x 1.4x 8.6x 8.1x 7.3x 19.4x 16.7x 15.1x 25th Percentile $260 $55 $147 1.3x 1.3x 1.2x 6.8x 6.3x 5.6x 13.5x 11.4x 13.7x Isis(3) 83.8% $459 $58 $401 3.7x 3.5x 2.9x 9.0x 8.5x 6.9x 25.4x 24.1x 19.4x 19

Comparable Public Company Descriptions Company Description AOL AOL Inc. operates as a Web services company that offers a suite of brands and offerings for the worldwide audience. Its business spans online content, products, and services for consumers, publishers, and advertisers. The company produces digital content and sells display advertising. AOL Inc. operates approximately 80 branded and content sites. The company also provides various consumer applications comprising communications products and services, such as mail, instant messaging, and a suite of mobile offerings. In addition, AOL Inc. operates an advertising network in the United States, which focuses on building content for its consumers, as well as on providing products and services for its advertising and publishing partners. Answers Corporation Answers Corporation provides answer-based search services to users primarily through its Web site, Answers.com. The Answers.com Web site is a questions and answers site, which comprises WikiAnswers and ReferenceAnswers platforms to cater online consumers to locate answers to their questions. WikiAnswers is a community-generated social knowledge Q&A platform that is available in various languages, such as English, French, Italian, German, and Spanish, where people ask questions and the community answers them. Google Google Inc., a technology company, maintains index of Web sites and other online content for users, advertisers, Google network members, and other content providers. It helps users to obtain instant access to relevant information from its online index. Its products and services include Google.com for search and personalization, which provides a wide platform for website search tools. The company’s products also comprise Google Docs, Gmail, Google Groups, and YouTube. In addition, it offers Google Chrome, Google Chrome OS and Android, a mobile software platform. The Knot The Knot, Inc. provides multiplatform media services to the wedding, newlywed, and pregnancy markets in the United States. The company provides online and offline services through various media, such as magazines, books, syndication, television, Web sites, and social media under the brand names of The Knot, The Nest, and The Bump. Its online services include the operation of Web sites that offer various services, including relevant lifestage content, personal wedding Web sites, local resource listings, active membership and community participation, user-generated content, one-stop registry shopping service, online stores, and Web site network and sister sites. Project ISIS September 2010 / QuinStreet QuinStreet, Inc. provides online direct marketing and media services. The company offers online messaging, email broadcasting, search engine marketing, and brand management services. It caters to education, financial services, healthcare, advertising, and tourism sectors. QuinStreet, Inc. also operates web portal which offers comprehensive consumer information service and companion insurance brokerage service to self-directed insurance shoppers. TechTarget TechTarget, Inc. provides specialized online content that brings together buyers and sellers of corporate information technology (IT) products. The company sells customized marketing programs that enable IT vendors to reach corporate IT decision makers who are researching specific IT purchases. It operates a network of approximately 60 Web sites, which focus on a specific IT sector, such as storage, security, or networking. The company’s online offerings include in-person events and specialized IT magazines, which enable advertisers to engage buyers in their decision-making process for IT purchases. Travelzoo Travelzoo Inc., an Internet media company, publishes travel and entertainment offers from various travel and entertainment companies in North America and Europe. The company’s publications and products include the Travelzoo Web sites, the Travelzoo Top 20 e-mail newsletter, and the Newsflash e-mail alert service. It also offers the SuperSearch pay-per-click travel search tool; and the Travelzoo Network, a network of third-party Web sites that list deals published by Travelzoo. In addition, the company operates Fly.com, a travel search engine that allows users to find the best prices on flights from various airlines and online travel agencies. Its products provide advertising opportunities for airlines, hotels, cruise lines, vacation packagers, and other travel and entertainment companies. Yahoo! Yahoo! Inc. provides online properties and services to users; and marketing services to advertisers worldwide. Its integrated consumer experiences offerings include the Yahoo! Home Page, My Yahoo!, and Connected TV over the Web, mobile, or TV. Communications offerings comprise Yahoo! Mail and Yahoo! Messenger, which provide a range of communication services to users and small businesses across various devices and broadband Internet access partners. The company also offers media products and solutions comprising online media properties. In addition, the company provides a range of tools for online display advertising, including rich media, video, and targeting. Source: CapitalIQ. 20

Precedent Transaction Analysis Select Digital Media Transactions Announced Since June 30, 2008 ($ Millions) 6/28/2010 Bankrate, Inc. NetQuote, Inc. $205.0 Conf. Conf. 6/28/2010 Bankrate, Inc. Creditcards.com 145.0 Conf. Conf. 5/20/2010 Rakuten USA, Inc. Buy.com, Inc. 250.0 4.0x NA 3/8/2010 CCMP Capital Advisors infoGROUP, Inc. 643.2 1.3x 6.8x 10/27/2009 GSI Commerce Inc. Retail Convergence, Inc. (3) 176.9 1.4x NM 8/9/2009 Publicis Groupe SA Razorfish 545.1 1.4x 14.2x 7/22/2009 Apax Partners Worldwide, LLP Bankrate, Inc. 495.5 3.2x 9.6x Announce Date Buyer Seller Adjusted Price/ EBITDA(2) Adjusted Price (1) Adjusted Price/ Revenue(2) Project ISIS September 2010 / (1) Prices paid have been adjusted for cash and debt on the seller's balance sheet at the time of acquisition if known. (2) Seller financials refer to the most recent trailing twelve months available prior to or in conjunction with transaction announce. (3) Retail Convergence transaction excludes the potential earn-out of $170 million payable. Inclusion of the earn-out results in an Adjusted Revenue multiple of 2.8x; Adjusted EBITDA multiple is NM. 9/15/2008 Best Buy Co., Inc. Napster, Inc. 66.7 0.5x NM 8/29/2008 Microsoft Corp. Greenfield Online, Inc. 421.5 3.1x 10.4x 75th Percentile $495.5 3.2x 13.1x Median $250.0 2.0x 10.8x 25th Percentile $176.9 1.4x 9.8x 21

Precedent Transaction Analysis (With Financial Sponsors) Select Software & Digital Media Transactions By Financial Sponsors Announced Since January 1, 2009 ($ Millions) 6/2/2010 Thoma Bravo SonicWALL, Inc. $496.2 2.4x 12.5x 5/17/2010 Vision Solutions, Inc. Double-Take Software 150.9 1.8x 8.2x 5/3/2010 Apax Partners Sophos 830.0 3.2x NA 3/8/2010 CCMP Capital Advisors infoGROUP, Inc. 643.2 1.3x 6.8x 2/11/2010 Advent; Bain Capital, Berkshire Partners SkillSoft plc 1,078.3 3.4x 8.8x 12/8/2009 Francisco Partners QuadraMed Corp 104.9 0.7x 6.7x 7/22/2009 Apax Partners Worldwide, LLP Bankrate, Inc. 495.5 3.2x 9.6x Adjusted Price/ Revenue(2) Adjusted Price/ EBITDA(2) Announce Date Buyer Seller Adjusted Price (1) Project ISIS September 2010 / (1) Prices paid have been adjusted for cash and debt on the seller's balance sheet at the time of acquisition if known. (2) Seller financials refer to the most recent trailing twelve months available prior to or in conjunction with transaction announce. 7/7/2009 Symphony Technology, Elliott Associates MSC.Software Corporation 211.4 0.9x 6.5x 6/12/2009 Golden Gate & Infor SoftBrands, Inc. 84.0 0.8x 5.7x 4/13/2009 Thoma Cressey Bravo Entrust Inc. 87.1 0.9x 9.7x 4/6/2009 Vista Equity Partners SumTotal Systems 56.7 0.5x 7.6x 1/12/2009 Vector Capital Aladdin Knowledge Systems 154.3 1.3x 11.1x 75th Percentile $532.9 2.6x 9.6x Median $182.8 1.3x 8.2x 25th Percentile $100.4 0.9x 6.7x 22

Premiums Paid Analysis 1 Day Prior To Announcement 0 5 6 1 0 0 2 4 6 8 < 0% 0% - 25% 25% - 50% 50% - 75% >75% Number Of Transactions Selected Public Technology Transactions on U.S. Exchanges Between $500 Million and $1 Billion In Equity Value Since January 1, 2008 Premium Isis’s Implied Share Price(1) 75th Percentile 37.4% $13.25 Median 28.6% $12.40 25th Percentile 21.6% $11.72 Project ISIS September 2010 / (1) Assumes Isis’ 1-day prior share price of $9.64 as of 9/13/2010. (2) Assumes Isis’ 20-day prior share price of $10.27 as of 8/16/2010. 20 Days Prior To Announcement 1 4 4 3 0 0 1 2 3 4 5 < 0% 0% - 25% 25% - 50% 50% - 75% >75% Number Of Transactions Premium Isis’s Implied Share Price(2) 75th Percentile 46.0% $14.99 Median 33.0% $13.66 25th Percentile 21.7% $12.50 23

Public Premiums Selected Public Technology Transactions since 1/1/2008 with Equity Consideration between $500 million and $1 billion Premium Paid (%) 1 Day Prior 20 Days Prior 6/3/2010 Thoma Bravo SonicWALL Inc 27.9% 19.8% 5/7/2010 CGI Group Inc Stanley Inc 29.3% 22.6% 4/28/2010 Hewlett-Packard Co Palm Inc 23.1% 51.6% 4/16/2010 Oracle Corp Phase Forward Inc 30.0% 31.9% 12/18/2009 SAC Capital LLC and GSO Capital Partners LP Airvana Inc 22.6% 22.4% 7/22/2009 Apax Partners Worldwide Bankrate Inc 15.8% 18.3% Announce Date Buyer Seller Seller Description Provides systems integration and professional services to the US federal government offering solutions Designs and manufactures network security, content security, and business continuity solutions Provides integrated clinical research suite of enterprise-level software products, services, and hosted solutions Manufactures and wholesales palm-sized computing devices Provides network infrastructure products that are used by wireless operators to provide mobile broadband services Provides online financial information and web hosting services Project ISIS September 2010 / 6/4/2009 Intel Corp Wind River Systems Inc 43.8% 56.9% 2/10/2009 Live Nation Entertainment Ticketmaster Entertainment 8.5% (4.3%) 1/22/2009 Autonomy Corp PLC Interwoven Inc 36.8% 41.2% 1/8/2009 TD Ameritrade Inc Thinkorswim Group Inc 54.1% 44.1% 3/31/2008 ANSYS Inc Ansoft Corp 39.3% 34.2% 3/17/2008 BMC Software Inc BladeLogic Inc 18.6% 60.9% 75th Percentile 37.4% 46.0% Median 28.6% 33.0% 25th Percentile 21.6% 21.7% Develops electronic design automation software thereby streamlining the performance of electronic products, including cellular phones and Internet-access devices Develops data center automation software enabling the linkage of people, management tasks, and configuration data to optimize IT infrastructure Provides investor education, brokerage and related financial services to self-directed investors Provides software optimization services Provides ecommerce retail services for ticket sales, ticket resale services, marketing and distribution Develops Internet-based content management software, including collaborative document management, e-mail management, and Web content management 24

Discounted Cash Flow Analysis WACC Calculation ($ Millions) Total Market Value Debt to Effective Beta Company Name Debt of Equity Equity Tax Rate Levered(2) Unlevered Google Inc. $0.0 $158,199.3 0.00 35.0% 0.97 0.97 Yahoo! Inc. $170.3 $18,512.3 0.01 35.0% 1.05 1.04 AOL, Inc. $69.0 $2,442.0 0.03 35.0% 1.24 1.22 QuinStreet, Inc. $93.6 $625.1 0.15 35.0% 1.12 1.02 Travelzoo Inc. $0.0 $349.6 0.00 35.0% 0.79 0.79 The Knot, Inc. $0.0 $271.0 0.00 35.0% 0.93 0.93 TechTarget, Inc. $0.0 $225.4 0.00 35.0% 1.23 1.23 Answers Corporation $3.6 $47.2 0.08 35.0% 0.67 0.64 ISIS $0.3 $459.3 0.00 35.0% 0.75 0.75 Mean 0.98 Median 1.00 Project ISIS September 2010 / (1) Based on pro-forma transaction structure. (2) 2-year weekly historical adjusted beta from Bloomberg Information Services. (3) Based on estimated weighted average cost of debt. (4) Based on 10-Year Treasury Bond Yield at 9/13/10. (5) Source: Ibbotson Associates 2010 Yearbook. Cost of Capital Contribution Contribution Current At LBO Pre-Tax(3) After-Tax to WACC to WACC Total Debt(1) $0.3 $155.0 7.8% 5.0% 0.0% 1.7% Market Value of Equity $459.3 $308.8 12.1% 12.1% 9.8% Total Capitalization $459.6 $463.8 WACC 12.1% 11.4% Marginal Tax Rate 35% 35% Unlevered Beta(2) 1.00 1.00 Capital Structure 1+(D(1-t)/E) 1.00 1.33 Relevered Beta 1.00 1.32 Risk-Free Rate(4) 2.9% 2.9% Market Risk Premium(5) 6.7% 6.7% Equity Size Premium(5) 2.5% 2.9% Cost of Equity 12.1% 14.7% 25